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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          DATE OF REPORT: JULY 31, 1998


                                    UST CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



      MASSACHUSETTS                      0-9623                   04-2436093
     (STATE OR OTHER              (COMMISSION FILE NO.)         (IRS EMPLOYER
JURISDICTION OF INCORPORATION)                               IDENTIFICATION NO.)


    40 COURT STREET                  (617) 726-7000                 02108
 BOSTON, MASSACHUSETTS       (REGISTRANT'S TELEPHONE NUMBER,      (ZIP CODE)
 (ADDRESS OF PRINCIPAL            INCLUDING AREA CODE)
   EXECUTIVE OFFICES)


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ITEM 2. ACQUISITION OF ASSETS.

Acquisition of Somerset Savings Bank

         On December 9, 1997, UST Corp., (the "Company") executed an agreement with Somerset Savings Bank ("Somerset") of Somerville, Massachusetts, pursuant to which the Company agreed to acquire Somerset and merge Somerset with and into USTrust, the Company's largest banking subsidiary (the "Somerset Merger"). On July 20, 1998, the Company consummated the Somerset merger. Somerset, a Massachusetts savings bank, operated a total of six branch offices located in the communities of Somerville and Burlington. The transaction was structured as a tax-free exchange of 0.19 shares of the Company's common stock for each share of Somerset common stock and accounted for as a pooling of interests. As of the closing date, the transaction was valued at approximately $88.9 million. A total of 3.2 million shares of UST common stock were issued in exchange for the 16.9 million Somerset shares outstanding at the closing date.

         The Company hereby files its Unaudited Pro Forma Combined Financial Statements and Notes thereto in connection with the Somerset Merger, as of March 31, 1998:


ITEM 5.  OTHER EVENTS

         In connection with the acquisition of Somerset and pursuant to the terms of the Affiliation Agreement related to the transaction, the Company named a former Director of Somerset to the Board of Directors of UST Corp. The individual so elected is James F. Drew.

         Mr. Drew is a Senior Partner in the accounting firm of O'Connor and Drew of Quincy, Massachusetts.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (a) Historical financial statements of Somerset for the year ended December 31, 1997 (Incorporated by reference to UST Corp. and Somerset`s Registration Statement on Form S-4 (Registration No. 333-45809) filed with the Securities and Exchange Commission on April 27, 1998.

    (b) Unaudited Pro Forma Condensed Combined Statements of Income for the year ended December 31, 1997 (Incorporated by reference to UST Corp. and Somerset's Registration Statement on Form S-4 (Registration No. 333-45809) filed with the Securities and Exchange Commission on April 27, 1998.

    (c) Unaudited financial statements of Somerset for the three months ended March 31, 1998 (Exhibit 99.2)

    (d) Unaudited Pro Forma Combined Financial Statements and Notes thereto (Exhibit 99.1)

    (e)  Exhibits

         99.1 Unaudited Pro Forma Combined Financial Statements and Notes thereto

         99.2 Unaudited financial statements of Somerset for its three months ended March 31, 1998.

         99.3     Consent of Wolf & Company, P.C.  Independent Auditors of
                  Somerset


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       UST Corp.



                                       ---------------------------------------
                                       James K. Hunt
                                       Executive Vice President, Treasurer and
                                       Chief Financial Officer

Dated:  July 31, 1998